Exhibit 10.1

Schedule With Respect to Loss Sharing Agreement

The Loss Sharing Agreement (the “Original LSA”), dated as of July 1, 2007, among Visa U.S.A. Inc., Visa International Service Association, Visa Inc. (the “Company”), and various financial institutions was substantially identical in all material respects to the Form of the Loss Sharing Agreement filed as Exhibit 10.12 to Amendment No. 1 to the Company’s July 2007 registration statement on Form S-4. The Original LSA was amended and restated in the Amended and Restated Loss Sharing Agreement dated as of December 16, 2008 (as amended and restated, the “Loss Sharing Agreement”), to give effect to the Company’s ability to deposit Loss Funds into the Escrow Account as provided for in the Company’s Fifth Amended and Restated Certificate of Incorporation and as described in the Company’s Proxy Statement, dated November 14, 2008, and to remove provisions that were no longer applicable as a result of the Company’s successful initial public offering. On February 7, 2011, the Company entered into the Consent to Amendment of Loss Sharing Agreement (the “LSA Amendment “), to amend the Loss Sharing Agreement to include each of the parties to the LSA Amendment as a party to the Loss Sharing Agreement, with the parties to the LSA Amendment other than Visa U.S.A. Inc., Visa International Service Association, and the Company to be treated as “Contributing Members,” as that term is used in the Loss Sharing Agreement. As a result of the LSA Amendment, the parties to the Loss Sharing Agreement are:

Bank of America Corporation

Barclays Bank Delaware

Capital One Financial Corporation

Citibank (South Dakota), N.A.

Fifth Third Bancorp

First National of Nebraska, Inc.

HSBC Finance Corporation

JPMorgan Chase & Co.

The PNC Financial Services Group, Inc., successor by merger to National City Corporation

Suntrust Banks, Inc.

Texas First Bank

U.S. Bancorp

Wells Fargo & Co.

Wells Fargo & Co., as successor to Wachovia Corporation

Washington Mutual, Inc.

Visa Inc.

Visa International Service Association

Visa U.S.A. Inc.